                                   AGWAY INC.
                                EXHIBIT INDEX TO
                         MONTHLY BANKRUPTCY COURT FILING



             TITLE                                                              PAGE
            -------                                                             ----


             CERTIFICATION OF PREPARER........................................    i

             BASE BALANCE SHEETS..............................................    1
                -  Agway Inc. Consolidated
                -  Debtor
                -  Residual

             CONSOLIDATING BALANCE SHEETS.....................................    4
                -  Agway Inc. Consolidated
                -  Debtor
                -  Agway Discontinued Operations and Residual
                -  Agway Discontinued Operations
                -  Residual

             BASE INCOME STATEMENTS............................................   9
                -  Agway Inc. Consolidated
                -  Agway Inc. Consolidated Operating Expense By Type
                -  Debtor

             CONSOLIDATING INCOME STATEMENT....................................  12
                -  Agway Inc. Consolidated
                -  Agway Discontinued Operations and Residual
                -  Agway Discontinued Operations
                -  Residual
                -  Debtor - Life to Date
                -  Debtor - Month to Date

             MONTHLY CASH RECEIPTS AND DISBURSEMENTS..........................   18
                -  Agway Inc.
                -  Agway Energy Products

             AGWAY INC. MONTHLY BANK ACCOUNT SUMMARY..........................   20

             AGWAY INC. REORGANIZATION CHARGE ANALYSIS........................   22


                                   EXHIBIT 99.1

                                   Agway Inc.
                                   Chapter 11
                       Case No. 02-65872 through 02-65877
                             Month of: January 2004

                            CERTIFICATION OF PREPARER


The accompanying unaudited consolidated and consolidating balance sheets and income statements are prepared by Company management in conformity with generally accepted accounting principles in the United States of America on a going concern basis, with the possible exception of accounting for the settlement and curtailment of retiree benefits recognized during prior periods. The Company has not made adjustments to reflect the probable liquidation of the Company. The most significant such adjustment would record unrecognized net actuarial losses with respect to the pension plan and any excise tax payable on any remaining net gain from the termination of the pension plan. As of June 30, 2003, the recognized net pension asset approximated $180 million, while the unrecognized net actuarial losses approximated $125 million. The unrecognized actuarial loss is typically only calculated annually but varies each month and would be material if recognized currently.

Subject to the foregoing, the undersigned, having prepared the accompanying reports, certifies under penalty of perjury that the information continued therein is complete, accurate and truthful on the basis upon which they were prepared to the best of my knowledge.




April 16, 2004                            /s/ JOHN F. FEENEY
--------------                            --------------------
Date                                      Signature of Preparer

                                          John F. Feeney
                                          Agway Inc.
                                          Corporate Controller
                                          333 Butternut Drive
                                          Dewitt, NY  13214
                                          (315) 449-7446

                        AGWAY INC. CONSOLIDATED
                             BALANCE SHEET
                              JANUARY 2004

                                                               LAST           LAST MONTH
     ACTUAL                                                    MONTH           VARIANCE
------------                                                 ----------     ---------------
    274,742               Cash and Equivalents                 258,862             (15,880)
     24,326         Trade and Notes Receivable, Net             25,641               1,315
      2,906          Advances and Other Receivables              2,447                (459)
      8,373                   Inventories                        8,324                 (49)
      2,813                 Prepaid Expenses                     2,424                (389)
      2,207               Other Current Assets                  12,081               9,874
------------                                                 ----------     ---------------

    315,367               Total Current Assets                 309,779              (5,588)

      3,182            Other Security Investments                3,327                 145
      8,471         Property, Plant & Equipment, Net             8,515                  44
          -         Long Term Lease Receivbles, Net              1,007               1,007
    174,836                Net Pension Asset                   175,086                 250
    102,882             Other Long - Term Assets               102,998                 116
------------                                                 ----------     ---------------
    604,738                   Total Assets                     600,712              (4,026)
============                                                 ==========     ===============


         40      Current Installment of Subordinated Debt           40                   -
         38      Current Installment of Long-Term Debt              38                   -
      3,003             Accounts Payable - Trade                 3,263                (260)
     12,047             Accounts Payable - Other                 4,670               7,377
     23,226       Accrued & Other Current Liabilities           23,290                 (64)
------------                                                 ----------     ---------------
     38,354             Total Current Liabilites                31,301               7,053

     45,469           Other Long -Term Liabilities              45,409                  60
------------                                                 ----------     ---------------
     45,469           Total Long -Term Liabilities              45,409                  60

    515,178        Liabilities Subject to Compromise           515,255                 (77)
     31,997                 Preferred Stock                     31,997                   -
      2,411                   Common Stock                       2,411                   -
    (24,977)                Retained Margins                   (21,967)             (3,010)
     (3,694)                  Other Equity                      (3,694)                  -
------------                                                 ----------     ---------------
      5,737                   Total Equity                       8,747              (3,010)

------------                                                 ----------     ---------------
    604,738           Total Liabilities and Equity             600,712               4,026
============                                                 ==========     ===============

                                 DEBTOR
                             BALANCE SHEET
                              JANUARY 2004

                                                               LAST           LAST MONTH
     ACTUAL                                                    MONTH           VARIANCE
------------                                                 ----------     ---------------
     67,345               Cash and Equivalents                  57,454              (9,891)
     21,167         Trade and Notes Receivable, Net             22,482               1,315
      1,892          Advances and Other Receivables              2,286                 394
      8,373                   Inventories                        8,324                 (49)
      1,535                 Prepaid Expenses                     1,599                  64
     (2,895)              Deferred Income Tax                   (2,895)                  -
      2,207               Other Current Assets                  14,640              12,433
------------                                                 ----------     ---------------

     99,624               Total Current Assets                 103,890               4,266

    134,904            Other Security Investments              134,099                (805)
      8,471         Property, Plant & Equipment, Net             8,515                  44
    174,836                Net Pension Asset                   175,086                 250
     67,461             Other Long - Term Assets                67,577                 116
------------                                                 ----------     ---------------
    485,296                   Total Assets                     489,167               3,871
============                                                 ==========     ===============

         38      Current Installment of Long-Term Debt              38                   -
      2,011             Accounts Payable - Trade                 2,805                (794)
      4,451             Accounts Payable - Other                 4,083                 368
    (40,236)      Accrued & Other Current Liabilities          (40,738)                502
------------                                                 ----------     ---------------
    (33,736)            Total Current Liabilites               (33,812)                 76

      4,385           Other Long -Term Liabilities               4,329                  56
------------                                                 ----------     ---------------
      4,385           Total Long -Term Liabilities               4,329                  56

    515,178        Liabilities Subject to Compromise           515,255                 (77)
     (6,748)             Net Operating Advance                  (5,351)             (1,397)

     31,997                 Preferred Stock                     31,997                   -
      2,411                   Common Stock                       2,411                   -
    (24,497)                Retained Margins                   (21,968)             (2,529)
     (3,694)                  Other Equity                      (3,694)                  -
------------                                                 ----------     ---------------
      6,217                   Total Equity                       8,746              (2,529)

------------                                                 ----------     ---------------
    485,296           Total Liabilities and Equity             489,167              (3,871)
============                                                 ==========     ===============

                             TOTAL RESIDUAL
                             BALANCE SHEET
                              JANUARY 2004

                                                               LAST           LAST MONTH
     ACTUAL                                                    MONTH           VARIANCE
------------                                                 ----------     ---------------
    210,807               Cash and Equivalents                  25,394            (185,413)
      4,762         Trade and Notes Receivable, Net              4,994                 232
      1,014          Advances and Other Receivables                 55                (959)
      1,278                 Prepaid Expenses                         -              (1,278)
      2,895               Deferred Income Tax                        -              (2,895)
      2,108               Other Current Assets                   2,398                 290
------------                                                 ----------     ---------------

    222,864               Total Current Assets                  32,841            (190,023)

      1,529         Property, Plant & Equipment, Net             1,467                 (62)
          -         Long Term Lease Receivbles, Net              1,007               1,007
     36,421             Other Long - Term Assets                 1,000             (35,421)
------------                                                 ----------     ---------------
    260,814                   Total Assets                      36,315            (224,499)
============                                                 ==========     ===============

         40      Current Installment of Subordinated Debt           40                   -
        956             Accounts Payable - Trade                   421                 535
      7,596             Accounts Payable - Other                     3               7,593
     74,366       Accrued & Other Current Liabilities            7,710              66,656
------------                                                 ----------     ---------------
     82,958             Total Current Liabilites                 8,174              74,784

     41,258           Other Long -Term Liabilities                  (3)             41,261
------------                                                 ----------     ---------------
     41,258           Total Long -Term Liabilities                  (3)             41,261

     25,379        Liabilities Subject to Compromise            15,033              10,346
     82,805              Net Operating Advance                  23,604              59,201

      3,502                   Common Stock                           -               3,502
     42,895            Additional Paid-in-Capital                8,804              34,091
    (49,983)                Retained Margins                   (51,297)              1,314
     32,000                   Other Equity                      32,000                   -
------------                                                 ----------     ---------------
     28,414                   Total Equity                     (10,493)             38,907

------------                                                 ----------     ---------------
    260,814           Total Liabilities and Equity              36,315             224,499
============                                                 ==========     ===============

                                                  AGWAY INC. CONSOLIDATED
                                                CONSOLIDATING BALANCE SHEET
                                                        JANUARY 2004

                                                                                                              ELIMS &
                                             AG         CPG      ENERGY     TELMARK     INSUR.      CORP      OTHER      CONSOL
                                          ----------  --------   --------   --------   ---------   --------  --------    -------
Cash and Equivalents                          1,120        45          -          -           -     69,992    203,585    274,742
Trade and Notes Receivable, Net              19,544        50          -          -           -         -       4,732     24,326
Advances and Other Receivables                   80     1,504          -          -           -      1,244         78      2,906
Inventories                                   8,373         -          -          -           -         -         -        8,373
Prepaid Expenses                                819         3          -          -           -      2,006        (15)     2,813
Deferred Income Tax                               -         -          -          -           -     53,581    (53,581)        -
Other Current Assets                              -        (1)         -          -           -        101      2,107      2,207
                                          ----------  --------   --------   --------   ---------   --------  --------    -------
Total Current Assets                         29,936     1,601          -          -           -    126,924    156,906    315,367

Other Security Investments                    2,290       126          -          -           -     82,166    (81,400)     3,182
Property, Plant & Equipment, Net              6,232       707          -          -           -          3      1,529      8,471
Net Pension Asset                                 -         -          -          -           -    174,836        -      174,836
Other Long -Term Assets                           -       658          -          -           -    215,648   (113,424)   102,882
                                          ----------  --------   --------   --------   ---------   -------   --------    -------
Total Assets                                 38,458     3,092          -          -           -    599,577    (36,389)   604,738
                                          ==========  ========   ========   ========   =========   =======   ========    =======



Current Installment of Subordinated Debt          -         -          -          -           -         -          40         40
Current Installment of Long-Term Debt            38         -          -          -           -         -          -          38
Accounts Payable - Trade                      1,960        88          -          -           -         -         955      3,003
Accounts Payable - Other                         41         8          -          -           -      4,403      7,595     12,047
Accrued & Other Current Liabilities           2,937     1,489          -          -           -    (22,039)    40,839     23,226
                                          ----------  --------   --------   --------   ---------   -------   --------    -------
Total Current Liabilites                      4,976     1,585          -          -           -    (17,636)    49,429     38,354

Deferred Federal Income Taxes                     -         -          -          -           -     82,044    (82,044)        -
Other Long -Term Liabilities                      -         -          -          -           -      9,654     35,815     45,469
                                          ----------  --------   --------   --------   ---------   -------   --------    -------
Total Long -Term Liabilities                      -         -          -          -           -     91,698    (46,229)    45,469

Liabilities Subject to Compromise            61,210     9,778          -          -           -    496,978    (52,788)   515,178
Net Operating Advance                       (25,955)    3,261    (84,529)         -           -    (27,801)   135,024         -

Preferred Stock                                   -         -          -          -           -     31,997         -      31,997
Common Stock                                      1         -          -          -           -      2,411         (1)     2,411
Retained Margins                             (1,774)  (11,532)    84,529          -           -     25,624   (121,824)   (24,977)
Other Equity                                      -         -          -          -           -     (3,694)        -      (3,694)
                                          ----------  --------   --------   --------   ---------   -------   --------    -------
Total Equity                                 (1,773)  (11,532)    84,529          -           -     56,338   (121,825)     5,737

                                          ----------  --------   --------   --------   ---------   -------   --------    -------
Total Liabilities and Equity                 38,458     3,092          -          -           -    599,577    (36,389)   604,738
                                          ==========  ========   ========   ========   =========   =======   ========    =======


                                                           DEBTOR
                                                CONSOLIDATING BALANCE SHEET
                                                        JANUARY 2004

                                                                                                            ELIMS &
                                           AGWINC     AGENCY     BRUBAKER   CB ADAMS   CB DEBERRY   FCI      OTHER     CONSOL
                                          ----------  --------   --------   --------   ---------   -------  --------   -------
Cash and Equivalents                         70,014         -          -          -           -         -    (2,669)    67,345
Trade and Notes Receivable, Net              21,197         -          -          -           -         -       (30)    21,167
Advances and Other Receivables                1,892         -          -          -           -         -         -      1,892
Inventories                                   8,373         -          -          -           -         -         -      8,373
Prepaid Expenses                              1,535         -          -          -           -         -         -      1,535
Deferred Income Tax                          (2,895)        -          -          -           -         -         -     (2,895)
Other Current Assets                          2,207         -          -          -           -         -         -      2,207
                                          ----------  --------   --------   --------   ---------   -------  --------   -------
Total Current Assets                        102,323         -          -          -           -         -    (2,699)    99,624

Other Security Investments                  125,201         -          -          -           -         -     9,703    134,904
Property, Plant & Equipment, Net              8,471         -          -          -           -         -         -      8,471
Net Pension Asset                           174,836         -          -          -           -         -         -    174,836
Other Long -Term Assets                      67,461         -          -          -           -         -         -     67,461
                                          ----------  --------   --------   --------   ---------   -------  --------   -------
Total Assets                                478,292         -          -          -           -         -     7,004    485,296
                                          ==========  ========   ========   ========   =========   =======  ========   =======


Current Installment of Long-Term Debt            38         -          -          -           -         -         -         38
Accounts Payable - Trade                      2,031         -          -          -           -         -       (20)     2,011
Accounts Payable - Other                      4,451         -          -          -           -         -         -      4,451
Accrued & Other Current Liabilities         (40,865)        1          -          -           -         -       628    (40,236)
                                          ----------  --------   --------   --------   ---------   -------  --------   -------
Total Current Liabilites                    (34,345)        1          -          -           -         -       608    (33,736)

Other Long -Term Liabilities                  4,385         -          -          -           -         -         -      4,385
                                          ----------  --------   --------   --------   ---------   -------  --------   -------
Total Long -Term Liabilities                  4,385         -          -          -           -         -         -      4,385

Liabilities Subject to Compromise           515,303     3,157      3,018          -       6,691         -   (12,991)   515,178
Net Operating Advance                       (13,399)      (72)    (1,622)     2,254          88     2,942     3,061     (6,748)

Preferred Stock                              31,997         -          -          -           -         -         -     31,997
Common Stock                                  2,411        10          -          -           -         -       (10)     2,411
Additional Paid-in-Capital                        -     2,181      2,050          -           -         -    (4,231)        -
Retained Margins                            (24,366)   (5,277)    (3,446)    (2,254)     (6,779)   (2,942)   20,567    (24,497)
Other Equity                                 (3,694)        -          -          -           -         -         -     (3,694)
                                          ----------  --------   --------   --------   ---------   -------  --------   -------
Total Equity                                  6,348    (3,086)    (1,396)    (2,254)     (6,779)   (2,942)   16,326      6,217
                                                                                                                  -
                                          ----------  --------   --------   --------   ---------   -------  --------   -------
Total Liabilities and Equity                478,292         -          -          -           -         -     7,004    485,296
                                          ==========  ========   ========   ========   =========   =======  ========   =======


                    AGWAY DISCONTINUED OPERATIONS & RESIDUAL
                           CONSOLIDATING BALANCE SHEET
                                  JANUARY 2004


                                   AGRONOMY    BRUBAKER     FCI      ENERGY     TELMARK      CPG     RETAIL     CORP     TOTAL
                                   ----------  --------   --------   --------   ---------   -------  --------  -------   -------
Cash and Equivalents                       -         -         11    183,519      27,277         -         -        -    210,807
Trade and Notes Receivable, Net          409         -          -          -       3,159         -     1,195        -      4,762
Advances and Other Receivables             -         -          -      1,014           -         -         -        -      1,014
Prepaid Expenses                           -         -          -      1,278           -         -         -        -      1,278
Deferred Income Tax                        -         -          -      2,895           -         -         -        -      2,895
Other Current Assets                       -         -          -          -           1         -     2,107        -      2,108
                                   ----------  --------   --------   --------   ---------   -------  --------  -------   -------
Total Current Assets                     409         -         11    188,707      30,436         -     3,302        -    222,864

Other Security Investments                 -         0          -          -           -         -         -        -          0
Property, Plant & Equipment, Net         717         -          -          -           -         -       811        -      1,529
Other Long -Term Assets                1,000         -          -     35,421          (0)        -         -        -     36,421
                                   ----------  --------   --------   --------   ---------   -------  --------  -------   -------
Total Assets                           2,126         0         11    224,128      30,436         -     4,113        -    260,814
                                   ==========  ========   ========   ========   =========   =======  ========  =======   =======


Current Installment of
  Subordinated Debt                        -         -          -          -          40         -         -        -         40
Accounts Payable - Trade                  (5)        -        (20)       575         417         -       (11)       -        956
Accounts Payable - Other                   -         -          -      7,596           -         -         -        -      7,596
Accrued & Other
  Current Liabilities                  6,435         -        128     66,939         842         -        22        -     74,366
                                   ----------  --------   --------   --------   ---------   -------  --------  -------   -------
Total Current Liabilites               6,431         -        108     75,110       1,298         -        11        -     82,958

Other Long -Term Liabilities             167         -          -     41,258        (174)        -         7         1    41,259
                                   ----------  --------   --------   --------   ---------   -------  --------  -------   -------
Total Long -Term Liabilities             167         -          -     41,258        (174)        -         7         1    41,259

Liabilities Subject to Compromise          -     3,018      7,245          -           -    10,346     4,770        -     25,379
Net Operating Advance                  1,126    (1,622)   (13,967)    70,647      19,712    (9,933)     (890)   26,811    91,884

Common Stock                               -         -          0      3,502           0         -         -        -      3,502
Additional Paid-in-Capital                 -     2,050      6,754     34,091          (0)        -         -        -     42,895
Retained Margins                      (5,597)   (3,446)      (130)      (480)    (22,400)     (413)      215   (26,812)  (59,063)
Other Equity                               -         -          -          -      32,000         -         -        -     32,000
                                   ----------  --------   --------   --------   ---------   -------  --------  -------   -------
Total Equity                          (5,597)   (1,396)     6,624     37,113       9,599      (413)      215   (26,812)   19,334

                                   ----------  --------   --------   --------   ---------   -------  --------  -------   -------
Total Liabilities and Equity           2,126         0         11    224,128      30,436         -     4,113        -    260,814
                                   ==========  ========   ========   ========   =========   =======  ========  =======   =======


                          AGWAY DISCONTINUED OPERATIONS
                           CONSOLIDATING BALANCE SHEET
                                  JANUARY 2004


                                   AGRONOMY    BRUBAKER     FCI      ENERGY     TELMARK      CPG     RETAIL     CORP     TOTAL
                                   ----------  --------   --------   --------   ---------   -------  --------  -------   -------
Total Current Assets                       -         -          -          -           -         -         -        -         -

                                   ----------  --------   --------   --------   ---------   -------  --------  -------   -------
Total Assets                               -         -          -          -           -         -         -        -         -
                                   ==========  ========   ========   ========   =========   =======  ========  =======   =======



                                   ----------  --------   --------   --------   ---------   -------  --------  -------   -------
Total Current Liabilites                   -         -          -          -           -         -         -        -         -

Other Long -Term Liabilities               -         -          -          -           -         -         -         1        1
                                   ----------  --------   --------   --------   ---------   -------  --------  -------   -------
Total Long -Term Liabilities               -         -          -          -           -         -         -         1        1

Net Operating Advance                  9,998     3,685          -          -     (32,118)      703         -    26,811    9,079
                                                                                                                              -
Retained Margins                      (9,998)   (3,685)         -          -      32,118      (703)        -   (26,812)  (9,080)
                                   ----------  --------   --------   --------   ---------   -------  --------  -------   -------
Total Equity                          (9,998)   (3,685)         -          -      32,118      (703)        -   (26,812)  (9,080)

                                   ----------  --------   --------   --------   ---------   -------  --------  -------   -------
Total Liabilities and Equity               -         -          -          -           -         -         -        -         -
                                   ==========  ========   ========   ========   =========   =======  ========  =======   =======

                                    RESIDUAL
                           CONSOLIDATING BALANCE SHEET
                                  JANUARY 2004


                                    AGRONOMY    BRUBAKER     FCI      ENERGY     TELMARK      CPG     RETAIL     CORP      TOTAL
                                    ----------  --------   --------   --------   ---------   -------  --------  -------   -------
Cash and Equivalents                        -         -         11    183,519      27,277         -         -        -    210,807
Trade and Notes Receivable, Net           409         -          -          -       3,159         -     1,195        -      4,762
Advances and Other Receivables              -         -          -      1,014           -         -         -        -      1,014
Prepaid Expenses                            -         -          -      1,278           -         -         -        -      1,278
Deferred Income Tax                         -         -          -      2,895           -         -         -        -      2,895
Other Current Assets                        -         -          -          -           1         -     2,107        -      2,108
                                    ----------  --------   --------   --------   ---------   -------  --------  -------   -------
Total Current Assets                      409         -         11    188,707      30,436         -     3,302        -    222,864

Other Security Investments                  -         0          -          -           -         -         -        -          0
Property, Plant & Equipment, Net          717         -          -          -           -         -       811        -      1,529
Other Long -Term Assets                 1,000         -          -     35,421          (0)        -         -        -     36,421
                                    ----------  --------   --------   --------   ---------   -------  --------  -------   -------
Total Assets                            2,126         0         11    224,128      30,436         -     4,113        -    260,814
                                    ==========  ========   ========   ========   =========   =======  ========  =======   =======


Current Installment of
   Subordinated Debt                        -         -          -          -          40         -         -        -         40
Accounts Payable - Trade                   (5)        -        (20)       575         417         -       (11)       -        956
Accounts Payable - Other                    -         -          -      7,596           -         -         -        -      7,596
Accrued & Other
   Current Liabilities                  6,435         -        128     66,939         842         -        22        -     74,366
                                    ----------  --------   --------   --------   ---------   -------  --------  -------   -------
Total Current Liabilites                6,431         -        108     75,110       1,298         -        11        -     82,958

Other Long -Term Liabilities              167         -          -     41,258        (174)        -         7        -     41,258
                                    ----------  --------   --------   --------   ---------   -------  --------  -------   -------
Total Long -Term Liabilities              167         -          -     41,258        (174)        -         7        -     41,258

Liabilities Subject
  to Compromise                             -     3,018      7,245          -           -     10,346     4,770       -     25,379
Net Operating Advance                  (8,872)   (5,307)   (13,967)    70,647      51,830    (10,636)     (890)      -     82,805

Common Stock                                -         -          0      3,502           0         -         -        -      3,502
Additional Paid-in-Capital                  -     2,050      6,754     34,091          (0)        -         -        -     42,895
Retained Margins                        4,401       239       (130)      (480)    (54,518)       290       215       -    (49,983)
Other Equity                                -         -          -          -      32,000         -         -        -     32,000
                                    ----------  --------   --------   --------   ---------   -------  --------  -------   -------
Total Equity                            4,401     2,289      6,624     37,113     (22,519)       290       215       -     28,414

                                    ----------  --------   --------   --------   ---------   -------  --------  -------   -------
Total Liabilities and Equity            2,126         0         11    224,128      30,436         -      4,113       -    260,814
                                    ==========  ========   ========   ========   =========   =======  ========  =======   =======

                        AGWAY INC. CONSOLIDATED
                            INCOME STATEMENT
                              JANUARY 2004
    MONTH                (THOUSANDS OF DOLLARS)                YEAR TO DATE



  ACTUAL                                                          ACTUAL
-----------                                                   ----------------
    13,240                     Net Sales                              433,606

    11,112                   Cost of Sales                            316,791
-----------                                                   ----------------
     2,128                   Product Margin                           116,815

       321                  Service Revenue                             3,704
-----------                                                   ----------------
     2,449           Total Product Margin & Revenue                   120,519

                          Operating Expenses:
     1,962                   Manufacturing                             21,908
         -                    Distribution                             81,635
       662                      Selling                                10,333
     3,767                   Administrative                            26,997
-----------                                                   ----------------
     6,391              Total Operating Expenses                      140,873

     1,487              Other Income / (Expense)                       76,022

    (2,455)                       EBIT                                 55,668

       160                  Interest Expense                            1,662
      (295)                 Interest Revenue                           (2,539)
-----------                                                   ----------------
      (135)              Interest Expense - Net                          (877)

    (2,320)            Pre-Tax Earnings / (Loss)                       56,545

     1,512              Reorganization Expenses                         8,819

        26           State Tax Expense / (Benefit)                        898
         -          Federal Tax Expense / (Benefit)                       (20)
-----------                                                   ----------------
        26                    Total Taxes                                 878

    (3,858)      Net Margin From Continuing Operations                 46,848

       850      Gain / (Loss) on Disposal (Net of Taxes)                  850

-----------                                                   ----------------
    (3,008)           Final Net Earnings / (Loss)                      47,698
===========                                                   ================


                        AGWAY INC. CONSOLIDATED
                       OPERATING EXPENSE BY TYPE
                              JANUARY 2004
    MONTH                (THOUSANDS OF DOLLARS)                YEAR TO DATE



    ACTUAL                    EXPENSE TYPE                             ACTUAL
-----------    -------------------------------------------    ----------------
     2,160                      SALARIES                               53,970
         -                    COMMISSIONS                                 101
       185                     INCENTIVES                               6,761
       495                   PAYROLL COSTS                             10,632
        45                  EMPLOYEE EXPENSE                            1,068
       371               PROFESSIONAL SERVICES                          3,861
        30              DATA PROCESSING EXPENSE                           310
        29                 CONTRACT SERVICES                              362
        13               TRASH REMOVAL EXPENSE                            150
       377                 CONTRACT TRUCKING                            5,823
       184                    RENT EXPENSE                              1,597
       116                    DEPRECIATION                              5,674
       178                     IMPAIRMENT                                (448)
         -                    AMORTIZATION                                373
        54            AMORTIZATION OF INTANGIBLES                         244
         -            AMORT OF DEFERRED DEBT COSTS                      1,497
       (37)                      TAXES                                  1,092
        46               REPAIRS & MAINTENANCE                            521
       127           AUTOMOTIVE & EQUIP RENTAL EXP                      3,675
        38             LEASED RAILCAR RENTAL EXP                           79
       139                 GAS/DIESEL/OIL EXP                           2,844
       138             LICENSE & REGISTRATION EXP                         519
         4               TIRES & TUBES EXPENSE                             73
         8                    TOLL EXPENSE                                 54
       270            REPAIRS & MAINT EQUIP & AUTO                      7,085
       224                 UTILITIES EXPENSE                            2,512
         3                 PAYLOADER EXPENSE                               21
       139               PLANT SUPPLIES EXPENSE                         3,328
        65               OFFICE SUPPLIES & EXP                          2,489
       202                 TELEPHONE EXPENSE                            2,549
       167           ADVERTISING & SALES PROMOTION                      4,108
         -                    SHOW EXPENSE                                 12
        18               RESEARCH & DEVELOPMENT                           314
        53                   TRAVEL EXPENSE                             1,326
         8                DUES & SUBSCRIPTIONS                            171
         -               CONTRIBUTIONS EXPENSE                             31
         8             CONFERENCES & MEETINGS EXP                         401
         -               COMMITTEE MEETINGS EXP                             -
         -           CERTIFIED MANAGER TRAINING EXP                       184
         -             TRUCK LOADING CHARGES EXP                            1
         7                 EDUCATION EXPENSE                              360

                                       10


                        AGWAY INC. CONSOLIDATED
                       OPERATING EXPENSE BY TYPE
                              JANUARY 2004
    MONTH                (THOUSANDS OF DOLLARS)                YEAR TO DATE



    ACTUAL                    EXPENSE TYPE                             ACTUAL
-----------    -------------------------------------------    ----------------
         -              FIELD RESEARCH SUPPLIES                             -
         2          COMMODITY REGISTRATIONS & TESTS                        28
        27                  TESTING EXPENSE                               167
        (2)                CASH OVER & SHORT                                8
         -                 PENALTIES & FINES                                4
         1                   QUALITY CLAIMS                                13
         4            DEMURRAGE CLAIMS & ICING EXP                         81
       184               LOSS ON DOUBTFUL ACCTS                         1,607
         -                  WARRANTY EXPENSE                                -
         -                REPRESENTATIVE COSTS                              -
         -                  MANAGEMENT FEES                                12
         -                OVERHEAD ALLOCATION                             745
         -                  AFI NET EXPENSE                                 -
     1,147                 INSURANCE EXPENSE                            7,278
        16               ENVIRONMENTAL EXPENSE                          1,012
       (38)                  DIRECT CHARGES                               117
       164                   OTHER EXPENSE                              6,777
      (978)               RECOVERY OF EXPENSE                          (3,344)
         -                 TRUCKING RECOVERY                                -
         -              OUTSIDE CONTRACT EXPENSE                          644
         -                PENSION CURTAILMENT                               -
         -              RECOVERY OF ADVERTISING                             -
-----------                                                   ----------------
     6,391              TOTAL OPERATING EXPENSES                      140,873
===========                                                   ================

                                 DEBTOR
                            INCOME STATEMENT
                              JANUARY 2004
    MONTH                (THOUSANDS OF DOLLARS)                LIFE TO DATE



  ACTUAL                                                          ACTUAL
-----------                                                   ----------------
    13,241                     Net Sales                              383,462

    11,001                   Cost of Sales                            302,960
-----------                                                   ----------------
     2,240                   Product Margin                            80,502

       321                  Service Revenue                            11,571
-----------                                                   ----------------
     2,561           Total Product Margin & Revenue                    92,073

                          Operating Expenses:
     1,962                   Manufacturing                             80,001
         -                    Distribution                              2,270
       663                      Selling                                15,163
     2,984                   Administrative                            61,930
-----------                                                   ----------------
     5,609              Total Operating Expenses                      159,364

       135              Other Income / (Expense)                        6,589

    (2,913)                       EBIT                                (60,702)

       160                  Interest Expense                            3,105
      (282)                 Interest Revenue                          (10,519)
-----------                                                   ----------------
      (122)              Interest Expense - Net                        (7,414)

    (2,791)            Pre-Tax Earnings / (Loss)                      (53,288)

     1,512               Reorganization Charges                        39,171

        26           State Tax Expense / (Benefit)                     (2,977)
         -          Federal Tax Expense / (Benefit)                   (24,715)
-----------                                                   ----------------
        26                    Total Taxes                             (27,692)

    (4,329)      Net Margin From Continuing Operations                (64,767)

       471         Equity in Earnings of Subsidiaries                  74,868

         -         Non-Parent Discontinued Operations                 (17,810)

         -     Income / (Loss) on Disc. Ops. (Net of Taxes)              (835)
       850      Gain / (Loss) on Disposal (Net of Taxes)              (19,284)

-----------                                                   ----------------
    (3,008)           Final Net Earnings / (Loss)                     (27,828)
===========                                                   ================

                                                    AGWAY INC. CONSOLIDATED
                                                CONSOLIDATING INCOME STATEMENT
                                                  YEAR TO DATE - JANUARY 2004
                                                    (THOUSANDS OF DOLLARS)

                                                                                                         ELIMS &        AGWAY
                                                       AG           CPG        ENERGY       CU/SS         OTHER         CONSOL
                                                   -----------   ----------   ---------   -----------   -----------   ----------
Net Sales                                             114,840       39,077     279,923             -          (234)     433,606

Cost of Sales                                          91,169       31,691     194,140             -          (209)     316,791
                                                   -----------   ----------   ---------   -----------   -----------   ----------
Product Margin                                         23,671        7,386      85,783             -           (25)     116,815

Service Revenue                                         3,657           (7)          -             -            54        3,704
                                                   -----------   ----------   ---------   -----------   -----------   ----------
Total Product Margin & Revenue                         27,328        7,379      85,783             -            29      120,519

Operating Expenses:
Manufacturing                                          16,809        4,351           -             -           748       21,908
Distribution                                                -            -      77,828             -         3,807       81,635
Selling                                                 4,362        2,138       3,527             -           306       10,333
Administrative                                          6,099        2,280       5,903         8,427         4,288       26,997
                                                   -----------   ----------   ---------   -----------   -----------   ----------

Total Operating Expenses                               27,270        8,769      87,258         8,427         9,149      140,873

Other Income / (Expense)                                3,836          720      67,343        (5,889)       10,012       76,022

EBIT                                                    3,894         (670)     65,868       (14,316)          892       55,668

Interest Expense                                        1,397          103       2,456            26        (2,320)       1,662
Interest Revenue                                         (694)           -        (443)            -        (1,402)      (2,539)

                                                   -----------   ----------   ---------   -----------   -----------   ----------
Interest Expense - Net                                    703          103       2,013            26        (3,722)        (877)

Pre-Tax Earnings / (Loss)                               3,191         (773)     63,855       (14,342)        4,614       56,545

Reorganization Expenses                                     -            -           -         8,819             -        8,819

State Tax Expense / (Benefit)                               -            -       4,868             -        (3,970)         898
Federal Tax Expense / (Benefit)                             -            -      18,497             -       (18,517)         (20)

                                                   -----------   ----------   ---------   -----------   -----------   ----------
Total Taxes                                                 -            -      23,365             -       (22,487)         878

Net Margin From Continuing Operations                   3,191         (773)     40,490       (23,161)       27,101       46,848

Gain / (Loss) on Disposal (Net of Taxes)                    -            -           -             -           850          850

                                                   -----------   ----------   ---------   -----------   -----------   ----------
Final Net Earnings / (Loss)                             3,191         (773)     40,490       (23,161)       27,951       47,698
                                                   ===========   ==========   =========   ===========   ===========   ==========


                    AGWAY DISCONTINUED OPERATIONS & RESIDUAL
                         CONSOLIDATING INCOME STATEMENT
                           LIFE TO DATE - JANUARY 2004
                             (THOUSANDS OF DOLLARS)


                                   AGRONOMY     BRU    FCI    ENERGY     TELMARK    INSUR.    CPG      RETAIL     CORP       CONSOL
                                  -----------  -----  -----  -------   -----------  -----   -------  ---------  --------  ----------
Net Sales                              9,597       -      -       (1)      35,467      -         -          -         -      45,063

Cost of Sales                          7,711       -    (21)     111       12,549      -       (16)        16         -      20,351
                                  -----------  ------  -----  -------  -----------  -----   -------  ---------  --------  ----------
Product Margin                         1,886       -     21     (112)      22,918      -        16        (16)        -      24,712

Service Revenue                          357       -      -        -          811      -         -          -         -       1,168
                                  -----------  ------  -----  -------  -----------  -----   -------  ---------  --------  ----------
Total Product Margin
  & Revenue                            2,243       -     21     (112)      23,729      -        16        (16)        -      25,880

Operating Expenses:
Manufacturing                          4,030       -      -        -            -      -      (125)         -         -       3,904
Distribution                               -       -      -        -            -      -         -       (232)        -        (232)
Selling                                  343    (239)     -        -        5,198      -       (12)       127         -       5,416
Administrative                         1,987       -    151      792        5,850      -       (40)       447         2       9,189
                                  -----------  ------  -----  -------  -----------  -----   -------  ---------  --------  ----------
Total Operating Expenses               6,360    (239)   151      792       11,048      -      (177)       342         2      18,277

Other Income / (Expense)               2,528       -      -      424          585      -         3        424         -       3,963

EBIT                                  (1,589)    239   (130)    (480)      13,266      -       196         66        (2)     11,566

Interest Expense                       1,831       -      -        -            -      -       (94)      (167)        -       1,570
Interest Revenue                      (1,358)      -      -        -         (383)     -         -         18         -      (1,723)
                                  -----------  ------  -----  -------  -----------  -----   -------  ---------  --------  ----------
Interest Expense - Net                   473       -      -        -         (383)     -       (94)      (149)        -        (153)

Pre-Tax Earnings / (Loss)             (2,062)    239   (130)    (480)      13,649      -       290        215        (2)     11,719


State Tax Expense / (Benefit)              -       -      -        -         (445)     -         -          -         -        (445)
Federal Tax Expense / (Benefit)            -       -      -        -       (4,792)     -         -          -         -      (4,792)
                                  -----------  ------  -----  -------  -----------  -----   -------  ---------  --------  ----------
Total Taxes                                -       -      -        -       (5,237)     -         -          -         -      (5,237)

Net Margin From
  Discontinued Operations             (2,062)    239   (130)    (480)      18,886      -       290        215        (2)     16,956

Other Income / (Loss) on
  Disc. Ops. (Net of Taxes)                -       -      -        -           (1)     -         -          -     4,777       4,776
Gain / (Loss) on Disposal
  (Net of Taxes)                        (647)      -      -        -      (26,181)   639       121          -   (19,397)    (45,465)
                                  -----------  ------  -----  -------  -----------  -----   -------  ---------  --------  ----------
Final Net Earnings / (Loss)           (2,709)    239   (130)    (480)      (7,296)   639       411        215   (14,622)    (23,733)
                                  ===========  ======  =====  =======  ===========  =====   =======  =========  ========  ==========


                          AGWAY DISCONTINUED OPERATIONS
                         CONSOLIDATING INCOME STATEMENT
                           LIFE TO DATE - JANUARY 2004
                             (THOUSANDS OF DOLLARS)

                                                                                                                           DISC OPS
                                  AGRONOMY     BRUBAKER     FCI   ENERGY  TELMARK   INSUR.     CPG     RETAIL    CORP       CONSOL
                                 -----------   ----------  -----  ------  --------  -------  --------  ------   --------  ----------
Net Sales                             9,595            -      -       -    35,209        -         -       -          -      44,804

Cost of Sales                         7,784            -      -       -    11,946        -         -       -          -      19,730
                                 -----------   ----------  -----  ------  --------  -------  --------  ------   --------  ----------
Product Margin                        1,811            -      -       -    23,263        -         -       -          -      25,074

Service Revenue                         357            -      -       -       806        -         -       -          -       1,163
                                 -----------   ----------  -----  ------  --------  -------  --------  ------   --------  ----------
Total Product Margin & Revenue        2,168            -      -       -    24,069        -         -       -          -      26,237

Operating Expenses:
Manufacturing                         4,408            -      -       -         -        -         -       -          -       4,408
Selling                                 543            -      -       -     5,087        -         -       -          -       5,630
Administrative                        1,612            -      -       -     5,605        -         -       -          2       7,219
                                 -----------   ----------  -----  ------  --------  -------  --------  ------   --------  ----------
Total Operating Expenses              6,563            -      -       -    10,692        -         -       -          2      17,257

Other Income / (Expense)                 36            -      -       -      (299)       -         -       -          -        (263)

EBIT                                 (4,359)           -      -       -    13,078        -         -       -         (2)      8,717

Interest Expense                      1,854            -      -       -         -        -         -       -          -       1,854
Interest Revenue                       (600)           -      -       -         -        -         -       -          -        (600)
                                 -----------   ----------  -----  ------  --------  -------  --------  ------   --------  ----------
Interest Expense - Net                1,254            -      -       -         -        -         -       -          -       1,254

Pre-Tax Earnings / (Loss)            (5,613)           -      -       -    13,078        -         -       -         (2)      7,463


State Tax Expense / (Benefit)             -            -      -       -     1,031        -         -       -          -       1,031
Federal Tax Expense / (Benefit)           -            -      -       -     3,675        -         -       -          -       3,675
                                 -----------   ----------  -----  ------  --------  -------  --------  ------   --------  ----------
Total Taxes                               -            -      -       -     4,706        -         -       -          -       4,706

Net Margin From
 Discontinued Operations             (5,613)           -      -       -     8,372        -         -       -         (2)      2,757

Other Income / (Loss) on
  Disc. Ops. (Net of Taxes)               -            -      -       -        (1)       -         -       -      4,777       4,776
Gain / (Loss) on Disposal
  (Net of Taxes)                     (1,497)           -      -       -   (26,181)     639       121       -    (19,397)    (46,315)
                                 -----------   ----------  -----  ------  --------  -------  --------  ------   --------  ----------
Final Net Earnings / (Loss)          (7,110)           -      -       -   (17,810)     639       121       -    (14,622)    (38,782)
                                 ===========   ==========  =====  ======  ========  =======  ========  ======   ========  ==========


                                    RESIDUAL
                         CONSOLIDATING INCOME STATEMENT
                           LIFE TO DATE - JANUARY 2004
                             (THOUSANDS OF DOLLARS)


                                AGRONOMY    BRUBAKER     FCI   ENERGY   TELMARK    INSUR.        CPG       RETAIL  CORP     TOTAL
                                --------   ----------  ------  -------  --------  --------   --------   ---------  -----  ---------
Net Sales                             2            -       -       (1)      258         -          -           -      -        259

Cost of Sales                       (73)           -     (21)     111       604         -        (16)         16      -        621
                                --------   ----------  ------  -------  --------  --------   --------   ---------  -----  ---------
Product Margin                       75            -      21     (112)     (346)        -         16         (16)     -       (362)

Service Revenue                       -            -       -        -         5         -          -           -      -          5
                                --------   ----------  ------  -------  --------  --------   --------   ---------  -----  ---------
Total Product Margin & Revenue       75            -      21     (112)     (341)        -         16         (16)     -       (357)

Operating Expenses:
Manufacturing                      (378)           -       -        -         -         -       (125)          -      -       (504)
Distribution                          -            -       -        -         -         -          -        (232)     -       (232)
Selling                            (200)        (239)      -        -       111         -        (12)        127      -       (214)
Administrative                      375            -     151      792       245         -        (40)        447      -      1,970
                                --------   ----------  ------  -------  --------  --------   --------   ---------  -----  ---------
Total Operating Expenses           (203)        (239)    151      792       356         -       (177)        342      -      1,020

Other Income / (Expense)          2,492            -       -      424       884         -          3         424      -      4,226

EBIT                              2,770          239    (130)    (480)      188         -        196          66      -      2,849

Interest Expense                    (23)           -       -        -         -         -        (94)       (167)     -       (284)
Interest Revenue                   (758)           -       -        -      (383)        -          -          18      -     (1,123)
                                --------   ----------  ------  -------  --------  --------   --------   ---------  -----  ---------
Interest Expense - Net             (781)           -       -        -      (383)        -        (94)       (149)     -     (1,407)

Pre-Tax Earnings/(Loss)           3,551          239    (130)    (480)      571         -        290         215      -      4,256


State Tax Expense/(Benefit)           -            -       -        -    (1,476)        -          -           -      -     (1,476)
Federal Tax Expense/(Benefit)         -            -       -        -    (8,467)        -          -           -      -     (8,467)
                                --------   ----------  ------  -------  --------  --------   --------   ---------  -----  ---------
Total Taxes                           -            -       -        -    (9,943)        -          -           -      -     (9,943)

Net Margin From
  Discontinued Operations         3,551          239    (130)    (480)   10,514         -        290         215      -     14,199

Gain / (Loss) on Disposal
  (Net of Taxes)                    850            -       -        -         -         -          -           -      -        850
                                --------   ----------  ------  -------  --------  --------   --------   ---------  -----  ---------
Final Net Earnings / (Loss)       4,401          239    (130)    (480)   10,514         -        290         215      -     15,049
                                ========   ==========  ======  =======  ========  ========   ========   =========  =====  =========

                                                                       DEBTOR
                                                             LIFE TO DATE - JANUARY 2004
                                                                (THOUSANDS OF DOLLARS)

                                                                                                                  ELIMS &
                                     AGWAY INC    AGENCY    BRUBAKER     CB ADAMS     CB DEBERRY       FCI        OTHER     CONSOL
                                     -----------  -------   ---------   -----------   -----------   ----------   --------  ---------
Net Sales                               296,783        -           -        39,237             -       51,606     (4,164)   383,462

Cost of Sales                           232,823        -           -        34,007            (2)      40,317     (4,185)   302,960
                                     -----------  -------   ---------   -----------   -----------   ----------   --------  ---------

Product Margin                           63,960        -           -         5,230             2       11,289         21     80,502

Service Revenue                          11,369      176           -             2             -           25         (1)    11,571

                                     -----------  -------   ---------   -----------   -----------   ----------   --------  ---------
Total Product Margin & Revenue           75,329      176           -         5,232             2       11,314         20     92,073

Operating Expenses:
Manufacturing                            69,108        -           -         4,309             -        6,584          -     80,001
Distribution                              2,270        -           -             -             -            -          -      2,270
Selling                                  12,463        9           -         1,084             2        1,845       (240)    15,163
Administrative                           58,763      128           -           539           (40)       2,389        151     61,930
                                     -----------  -------   ---------   -----------   -----------   ----------   --------   --------

Total Operating Expenses                142,604      137           -         5,932           (38)      10,818        (89)   159,364

Other Income / (Expense)                  4,374        -           -           272            24        1,918          1      6,589

EBIT                                    (62,901)      39           -          (428)           64        2,414        110    (60,702)

Interest Expense                          2,821        -           -           274           113          575       (678)     3,105
Interest Revenue                        (11,156)       -           -             -             -          (41)       678    (10,519)

                                     -----------  -------   ---------   -----------   -----------   ----------   --------  ---------
Interest Expense - Net                   (8,335)       -           -           274           113          534          -     (7,414)

Pre-Tax Earnings/(Loss)                 (54,566)      39           -          (702)          (49)       1,880        110    (53,288)

Reorganization Expenses                  37,655        -           -         1,516             -            -          -     39,171

State Tax Expense/(Benefit)              (2,978)       1           -             -             -            -          -     (2,977)
Federal Tax Expense/(Benefit)           (24,715)       -           -             -             -            -          -    (24,715)

                                     -----------  -------   ---------   -----------   -----------   ----------   --------  ---------
Total Taxes                             (27,693)       1           -             -             -            -          -    (27,692)

Net Margin From
  Continuing Operations                 (64,528)      38           -        (2,218)          (49)       1,880        110    (64,767)

Equity in Earnings of
  Subsidiaries                           74,519                                                                      349     74,868

Non-Parent Discontinued Operations      (17,810)                                                                       -    (17,810)

Income / (Loss) on Disc. Ops.
  (Net of Taxes)                           (835)       -           -             -             -            -          -       (835)
Gain / (Loss) on Disposal
  (Net of Taxes)                        (19,284)       -           -             -             -            -          -    (19,284)
                                     -----------  -------   ---------   -----------   -----------   ----------   --------  ---------
Final Net Earnings / (Loss)             (27,938)      38           -        (2,218)          (49)       1,880        459    (27,828)
                                     ===========  =======   =========   ===========   ===========   ==========   ========  =========

                                                                 DEBTOR
                                                       MONTH TO DATE - JANUARY 2004
                                                          (THOUSANDS OF DOLLARS)

                                                                                                               ELIMS &
                                   AGWAY INC      AGENCY      BRUBAKER     CB ADAMS     CB DEBERRY     FCI      OTHER      CONSOL
                                   -----------   ----------   ---------   -----------   -----------  -------   --------   ---------
Net Sales                              13,241            -           -             -             -        -          -      13,241

Cost of Sales                          11,027            -           -             -             -        -        (26)     11,001
                                   -----------   ----------   ---------   -----------   -----------  -------   --------   ---------
Product Margin                          2,214            -           -             -             -        -         26       2,240

Service Revenue                           320            1           -             -             -        -          -         321
                                   -----------   ----------   ---------   -----------   -----------  -------   --------   ---------
Total Product Margin & Revenue          2,534            1           -             -             -        -         26       2,561

Operating Expenses:
Manufacturing                           1,962            -           -             -             -        -          -       1,962
Selling                                   663            -           -             -             -        -          -         663
Administrative                          2,950            -           -             -             -        -         34       2,984
                                   -----------   ----------   ---------   -----------   -----------  -------   --------   ---------
Total Operating Expenses                5,575            -           -             -             -        -         34       5,609

Other Income / (Expense)                  135            -           -             -             -        -          -         135

EBIT                                   (2,906)           1           -             -             -        -         (8)     (2,913)

Interest Expense                          160            -           -             -             -        -          -         160
Interest Revenue                         (282)           -           -             -             -        -          -        (282)

                                   -----------   ----------   ---------   -----------   -----------  -------   --------   ---------
Interest Expense - Net                   (122)           -           -             -             -        -          -        (122)

Pre-Tax Earnings/(Loss)                (2,784)           1           -             -             -        -         (8)     (2,791)

Reorganization Expenses                 1,512            -           -             -             -        -          -       1,512

State Tax Expense/(Benefit)                25            1           -             -             -        -          -          26
                                   -----------   ----------   ---------   -----------   -----------  -------   --------   ---------
Total Taxes                                25            1           -             -             -        -          -          26

Net Margin From
  Continuing Operations                (4,321)           -           -             -             -        -         (8)     (4,329)

Equity in Earnings of
  Subsidiaries                            471                                                                        -         471


Gain / (Loss) on Disposal
  (Net of Taxes)                          850            -           -             -             -        -          -         850
                                   -----------   ----------   ---------   -----------   -----------  -------   --------   ---------
Final Net Earnings / (Loss)            (3,000)           -           -             -             -        -         (8)     (3,008)
                                   ===========   ==========   =========   ===========   ===========  =======   ========   =========

                                   AGWAY INC.
                    MONTHLY CASH RECEIPTS AND DISBURSEMENTS

   ---------------------------
   Agway Consolidated
   ---------------------------
   ($ 000's)
   Week Ending
                                                 9-Jan      16-Jan      23-Jan     30-Jan     Month To
                                                                                               Date
                                               ----------  ----------  ---------   --------  ----------
   RECEIPTS
   --------
     Customer Receipts                             5,171       7,314      3,563      7,756      23,804
     Assets Sales                                    952         265          -          -       1,217
     Non-Operating                                     -           -          -          -           -
     Other                                           483         116         68        380       1,048
                                               ----------  ----------  ---------   --------  ----------
     Subtotal                                      6,606       7,695      3,631      8,136      26,069
                                               ----------  ----------  ---------   --------  ----------

   DISBURSEMENTS
   -------------
     Product Payments                             (3,663)     (2,613)    (2,745)    (2,652)    (11,673)
     Payroll/Benefits                             (1,354)       (369)    (1,117)      (455)     (3,296)
     Professional Fees                               (40)     (1,126)      (295)       (21)     (1,481)
     Capital Expenditures                              -           -          -          -           -
     Interest (External)                              (0)          -          -          -          (0)
     Financing Fees                                 (134)          -          -          -        (134)
     Other                                          (739)     (1,250)    (1,665)    (3,113)     (6,767)
                                               ----------  ----------  ---------   --------  ----------
     Subtotal                                     (5,931)     (5,357)    (5,823)    (6,241)    (23,352)
                                               ----------  ----------  ---------   --------  ----------

                                               ----------  ----------  ---------   --------  ----------
   NET CASH                                          675       2,338     (2,192)     1,896       2,717
   --------
                                               ----------  ----------  ---------   --------  ----------


                                               ----------  ----------  ---------   --------
   Opening Revolver or (Excess Funds)           (253,897)   (253,117)  (256,292)   (252,952)
                                               ----------  ----------  ---------   --------
     Net Cash Flow                                   675       2,338     (2,192)     1,896
     Float                                        (1,455)        838     (1,148)        58
                                               ----------  ----------  ---------   --------
   Ending Revolver or (Excess Funds)            (253,117)   (256,292)  (252,952)   (254,906)
                                               ----------  ----------  ---------   --------
     Add: L/Cs                                    34,088      34,088     34,088     34,088
                                               ----------  ----------  ---------   --------
   Total Facility Need                            34,088      34,088     34,088     34,088
                                               ----------  ----------  ---------   --------

   Credit Line Amount (CL)                        65,000      65,000     65,000     65,000

     Trade A/R                                    13,001      13,001     13,001     13,001
     Deferred A/R                                      -           -          -          -
     Non-Fuel Inventory                            4,337       4,337      4,337      4,337
     Fuel Inventory                                    -           -          -          -
                                               ----------  ----------  ---------   --------
   Collateral Base before OA & CC                 17,338      17,338     17,338     17,338
     Other Assets (OA)                                 0           0          0          0
     95% L/C Cash Collateral (CC)                 34,974      34,974     34,974     34,974
                                               ----------  ----------  ---------   --------
   Total Collateral Base (CB)                     52,312      52,312     52,312     52,312

   Total Availability (lesser of CL & CB)         52,312      52,312     52,312     52,312
     Less Other Reserves                          (2,000)     (2,000)    (2,000)    (2,000)
     Less Facility Need                          (34,088)    (34,088)   (34,088)   (34,088)
                                               ----------  ----------  ---------   --------
   Excess Availability                            16,224      16,224     16,224     16,224



                                   AGWAY INC.
                    MONTHLY CASH RECEIPTS AND DISBURSEMENTS



   ------------------------------
   ENERGY ONLY
   ------------------------------
   ($ 000's)
   Week Ending
                                   9-Jan      16-Jan      23-Jan      30-Jan    Month To
                                                                                  Date
                                 ----------  ---------   ---------   ---------  ----------
   RECEIPTS
   ---------
     Customer Receipts                 899      3,772         341       3,422       8,434
     Assets Sales                                                                       0
     Non-Operating                                                                      0
     Other                                                                              0
                                 ----------  ---------   ---------   ---------  ----------
                     Subtotal          899      3,772         341       3,422       8,434
                                 ----------  ---------   ---------   ---------  ----------

   DISBURSEMENTS
   -------------
     Product Payments                                                                   0
     Payroll/Benefits                                                                   0
     Professional Fees                                                                  0
     Capital Expenditures                                                               0
     Interest (External)                                                                0
     Financing Fees                                                                     0
     Other                             (69)      (476)     (1,255)     (2,559)     (4,360)
                                 ----------  ---------   ---------   ---------  ----------
                     Subtotal          (69)      (476)     (1,255)     (2,559)     (4,360)
                                 ----------  ---------   ---------   ---------  ----------

                                 ----------  ---------   ---------   ---------  ----------
   NET CASH                            830      3,296        (914)        863       4,075
   --------
                                 ----------  ---------   ---------   ---------  ----------


   MEMO: PAYROLL/BENEFITS             (188)        (9)       (172)       (174)       (542)
   ----------------------


   ------------------
   DEBTORS ONLY
   ------------------
   ($ 000's)                       9-Jan      16-Jan      23-Jan      30-Jan    Month To
   Week Ending                                                                    Date
                                 ----------  ---------   ---------   ---------  ----------
   RECEIPTS
   ---------
     Customer Receipts               4,272      3,542       3,222       4,334      15,370
     Assets Sales                      952        265           0           0       1,217
     Non-Operating                       0          0           0           0           0
     Other                             483        116          68         380       1,048
                                 ----------  ---------   ---------   ---------  ----------
                     Subtotal        5,707      3,923       3,290       4,714      17,634
                                 ----------  ---------   ---------   ---------  ----------

   DISBURSEMENTS
   -------------

     Product Payments               (3,663)    (2,613)     (2,745)     (2,652)    (11,673)

     Payroll/Benefits               (1,354)      (369)     (1,117)       (455)     (3,296)
     Professional Fees                 (40)    (1,126)       (295)        (21)     (1,481)
     Capital Expenditures                0          0           0           0           0
     Interest (External)                (0)         0           0           0          (0)
     Financing Fees                   (134)         0           0           0        (134)
     Other                            (671)      (773)       (410)       (553)     (2,407)

                                 ----------  ---------   ---------   ---------  ----------
                     Subtotal       (5,862)    (4,881)     (4,567)     (3,681)    (18,992)
                                 ----------  ---------   ---------   ---------  ----------

                                 ----------  ---------   ---------   ---------  ----------
   NET CASH                           (155)      (958)     (1,278)      1,033      (1,358)
   --------
                                 ----------  ---------   ---------   ---------  ----------



-------------------------------------------
DEBTORS
-------
Agway Inc.                          18,992
Agway General Agency                     0
Brubaker ACS LLC                         0
Country Best Adams LLC                   0
Country Best DeBerry LLC                 0
Feed Commodities Int'l LLC               0
                                 ----------

   Total Debtors Disbursements      18,992
-------------------------------------------

LEGAL_NAME                                 BANKNAME                      BANKCONTACT          BANKADDRESS
----------                                 --------                      -----------          ------------
Agway Inc. dba Andgrow Fertilizer          Mellon Bank                   Ellen Hecker         Three Mellon Bank Ctr., Rm 153-3530
Agway Inc. dba Milford Fertilizer          Mellon Bank                   Ellen Hecker         Three Mellon Bank Ctr., Rm 153-3530
Agway Inc.                                 JPMorgan Chase                Pauline Fortunato    4 New York Plaza, 15th Floor
Agway Inc.                                 JPMorgan Chase                Pauline Fortunato    4 New York Plaza, 15th Floor
Agway Inc.                                 JPMorgan Chase Bank           Donna Jacuk          500 Plum Street, 7th Floor
Agway Inc.                                 JPMorgan Chase Bank           Donna Jacuk          500 Plum Street, 7th Floor
Agway Inc.                                 JPMorgan Chase Bank           Pauline Fortunato    4 New York Plaza, 15th Floor
Agway Inc.                                 JPMorgan Chase Bank           Donna Jacuk          500 Plum Street, 7th Floor
Agway Inc.                                 JPMorgan Chase Bank           Donna Jacuk          500 Plum Street, 7th Floor
Agway Inc.                                 JPMorgan Chase Bank           Kevin Clark          500 Plum Street
Agway Inc.                                 JPMorgan Chase Bank           Donna Jacuk          500 Plum Street
Agway Inc.                                 JPMorgan Chase Bank           Donna Jacuk          500 Plum Street, 7th Floor
Agway Inc.                                 JPMorgan Chase Bank           Donna Jacuk          500 Plum Street, 7th Floor
Agway Inc.                                 JPMorgan Chase Bank           Donna Jacuk          500 Plum Street, 7th Floor
Agway Inc.                                 JPMorgan Chase Bank           Donna Jacuk          500 Plum Street, 7th Floor
Agway Inc.                                 JPMorgan Chase Bank           Donna Jacuk          500 Plum Street
Agway Inc.                                 JPMorgan Chase Bank           Donna Jacuk          500 Plum Street, 7th Floor
Agway Inc.                                 JPMorgan Chase Texas          Jeremy Harman        601 Travis Street, 18th Floor
Agway Inc.                                 JPMorgan Chase Texas          Jeremy Harman        601 Travis Street, 18th Floor
Agway Inc.                                 JPMorgan Chase Texas          Jeremy Harman        601 Travis Street, 18th Floor
Agway Inc.                                 JPMorgan Chase Texas          Jeremy Harman        601 Travis Street, 18th Floor
Agway Inc.                                 JPMorgan Chase Texas          Jeremy Harman        601 Travis Street, 18th Floor
Agway Inc.                                 M&T Bank                      Peter Marilley       101 S. Salina Street
Agway Inc.                                 National City Bank            Diane Coon           725 E. Big Beaver
Agway Inc.                                 National City Bank            Diane Coon           725 E. Big Beaver
Agway Inc., dba Country Best               Fleet Bank                    Brian Bisaccio       Shop City
Agway Inc.                                 M&T Bank                      Peter Marilley       P.O. Box 4983
Country Best Adams LLC                     Mellon Bank                   Ellen Hecker         Three Mellon Bank Ctr., Rm 153-3530
Agway Inc., dba Country Best               Mellon Bank                   Ellen Hecker         Three Mellon Bank Ctr., Rm 153-3530
Country Best Adams LLC                     Sun Trust Bank                Linda Love           Mail Code 207, P.O. Box 4418
Agway Inc. dba Country Best                Sun Trust Bank                Betty Friar          202 W. Reynolds Street
Feed Commodities Int'l LLC                 Chittenden Bank               David Nourse         One Court Street
Feed Commodities Int'l LLC                 Chittenden Bank               David Nourse         One Court Street
Feed Commodities Intn'l LLC                Greenfield Cooperative Bank   Erica Noel           63 Federal Street
Feed Commodities Int'l LLC                 Merrill Merchants Bank        Diane Roy            27 Main Street
Agway Inc.                                 Allfirst Bank                 Terry Kreider        210 E. Main St.
Agway Inc.                                 Bank of Hanover and
                                            Trust Co.                    Lisa Bowersox        1275 York Rd.
Agway Inc.                                 Charter One                   Carol Karl           186 Robinson St.
Agway Inc.                                 Citizens Bank                                      153 W. Orange St.
Agway Inc.                                 Citizens Bank                                      153 W Orange Street
Agway Inc.                                 Evergreen Bank                Marion Wagar         146 Main Street
Agway Inc.                                 First American National
                                             Bank of PA                  Vicki Carbaugh       140 Main Street
Agway Inc.                                 Fleet Bank                    Kathy Taladay        Main Street
Agway Inc.                                 FNB of PA                     Mary Alice Deist     509 E. Main Street, P.O. Box 112
Agway Inc.                                 HSBC Bank USA                 Rachel Galusha       Court St.Plaza,Kings Plaza,Main St.
Agway Inc.                                 HSBC Bank USA                 Rachel Galusha       1 East Main St.
Agway Inc.                                 Key Bank                      Anne Chandler        125 East Main St.
Agway Inc.                                 Mellon Bank                   Ellen Hecker         Three Mellon Bank Ctr., Rm 153-3530
Agway Inc.                                 West Milton State Bank        Rodney Smith         2005 Market Street


BANKCITY         BKST      BKZIP          ACCTNUMBER           DIV        ACCT_TYPE            JANUARY '04
---------        ----      -----          ----------           ----       ---------         ------------------
Pittsburgh       PA        15259-0001     8019713              AGRON      Lockbox           CLOSED 9/03
Pittsburgh       PA        15259-0001     8242133              AGRON      Lockbox           CLOSED 9/03
New York         NY        10004          102067931            CORP       Escrow                 $1,006,462.83
New York         NY        10004          102029901            CORP       Escrow                   $287,165.03
Syracuse         NY        13204          0101199453           CORP       Depository                 $2,018.06
Syracuse         NY        13204          0241063700           CORP       Concentration             $89,459.40
New York         NY        10004          102036061            CORP       Escrow                 $1,000,514.34
Syracuse         NY        13204          103065736            CORP       Depository                 $3,739.86
Syracuse         NY        13204          550124888            CORP       Disbursement                  $98.68
Syracuse         NY        13204          550142622            CORP       Depository                     $0.00
Syracuse         NY        13204          550147063            CORP       Savings                        $0.00
Syracuse         NY        13204          601251317            CORP       Disbursement                   $0.00
Syracuse         NY        13204          601829435            CORP       Disbursement                   $0.00
Syracuse         NY        13204          601861024            CORP       Disbursement                   $0.00
Syracuse         NY        13204          601861040            CORP       Disbursement                   $0.00
Syracuse         NY        13204          601866049            CORP       Checking                       $0.00
Syracuse         NY        13204          777652714            CORP       Depository        CLOSED 9/16/03
Houston          TX        77002          36036481             CORP       Savings               $69,868,742.89
Houston          TX        77002          36040947             CORP       Savings               $25,784,965.87
Houston          TX        77002          36044329             CORP       Savings               $38,718,901.10
Houston          TX        77002          343937               CORP       Savings                        $0.00
Houston          TX        77002          344054               CORP       Savings                        $0.00
Syracuse         NY        13221-4983     1002185237           CORP       Depository        CLOSED 11/21/03
Troy             MI        48084          884276044            CORP       Checking                   $2,758.40
Troy             MI        48084          884276132            CORP       Checking                   $1,971.72
Syracuse         NY        13206          9388810181           CPG        Depository                 $3,791.44
Syracuse         NY        13221-4983     15004194393838       CPG        Depository                $30,840.14
Pittsburgh       PA        15259-0001     8234668              CPG        Lockbox                    $5,000.00
Pittsburgh       PA        15259-0001     8234676              CPG        Lockbox                    $5,000.00
Atlanta          GA        30302          8801818595           CPG        Depository                     $0.00
Plant City       FL        33566          99020317631          CPG        Depository                     $0.00
Middlebury       VT        05753          034549540            FCI        Disbursement              $10,617.65
Middlebury       VT        05753          034563535            FCI        Depository        CLOSED 12/03
Greenfield       MA        01331          0150900312           FCI        Depository        CLOSED 12/03
Pittsfield       ME        04967          9801312378           FCI        Depository        CLOSED 12/03
New Holland      PA        17557          89274377             FEED       Depository                   -$15.94

Gettysburg       PA        17325          0131571              FEED       Depository                $23,960.53
Binghamton       NY        13904          4400582137           FEED       Depository                $27,864.94
Shippensburg     PA        17257          6100094138           FEED       Depository                $42,308.63
Shippensburg     PA        17257          6100094138           FEED       Depository                "
Greenwich        NY        12834          6240114825           FEED       Depository                $24,373.14

Everett          PA        15537          0111190601           FEED       Depository                   $464.72
Waterville       NY        13480          9428406862           FEED       Depository                $14,589.24
Somerset         PA        15501          80100684             FEED       Depository                   $378.63
Batavia          NY        14020          204885752            FEED       Depository               $247,426.46
Falconer         NY        14733          204885752            FEED       Depository                "
Canton           NY        13617          329681014620         FEED       Depository               $201,260.13
Pittsburgh       PA        15259-0001     8019606              FEED       Lockbox                  $643,876.92
Lewisburg        PA        17837          3000166424           FEED       Depository                 $1,870.79

                AGWAY, INC. REORGANIZATION ACTIVITY
                        AS OF JANUARY 2004


CHAPTER 11 PROFESSIONALS
------------------------                                                       YEAR-TO-DATE                    YEAR-TO-DATE
                                                                                 DECEMBER         JANUARY         JANUARY
                                                                                  BALANCE         ACTIVITY         BALANCE
                                                                               ------------    -------------   -------------
KROLL ZOLFO-COOPER (303100)                                 Expensed           1,106,680.45      190,601.97     1,297,282.42
---------------------------
    Financial Advisors to Agway                             Unpaid/Accrued       429,496.26       59,606.12       489,102.38
                                                            Prepaid                       -               -                -
                                                                               -------------   -------------   --------------
                                                            Cash Paid            911,196.19      130,995.85     1,042,192.04


WEIL, GOTSHAL & MANGES (303101)                             Expensed           2,028,623.21      663,547.07     2,692,170.28
-------------------------------
    Lead Bankruptcy Counsel for Agway                       Unpaid/Accrued       844,228.32      311,438.20     1,155,666.52
                                                            Prepaid               54,492.72               -        54,492.72
                                                                               -------------   -------------   --------------
                                                            Cash Paid          1,430,454.41      352,108.87     1,782,563.28


MENTER, RUDIN & TRIVELPIECE (303102)                        Expensed             340,495.98       78,325.84       418,821.82
------------------------------------
    Local Bankruptcy Counsel for Agway                      Unpaid/Accrued       148,583.32       22,067.63       170,650.95
                                                            Prepaid               39,449.83               -        39,449.83
                                                                               -------------   -------------   --------------
                                                            Cash Paid            242,567.02       56,258.21       298,825.23


DONLIN, RECANO & COMPANY (303104)                           Expensed             308,586.92       41,893.10       350,480.02
---------------------------------
    Claims Administrator                                    Unpaid/Accrued       123,605.90        1,287.20       124,893.10
                                                            Prepaid               35,000.00                        35,000.00
                                                                               -------------   -------------   --------------
                                                            Cash Paid            335,493.07       40,605.90       376,098.97


RICHARDS, LAYTON & FINGER (303110)                          Expensed               4,551.00               -         4,551.00
----------------------------------
    Legal Advisor                                           Unpaid/Accrued                -               -                -
                                                            Prepaid                       -                                -
                                                                               -------------   -------------   --------------
                                                            Cash Paid             20,625.97               -        20,625.97


PACHULSKI, STANG, ZIEHL, YOUNG & JONES (303115)             Expensed             397,810.37       91,427.68       489,238.05
-----------------------------------------------
    Counsel for the Unsecured Creditors' Committee          Unpaid/Accrued       215,543.58       37,244.31       252,787.89
                                                            Prepaid                       -                                -
                                                                               -------------   -------------   --------------
                                                            Cash Paid            436,802.62       54,183.37       490,985.99


ERNST & YOUNG (303116)                                      Expensed             914,860.80      151,816.00     1,066,676.80
----------------------
    Unsecured Creditors' Committee Financial Advisor        Unpaid/Accrued       343,662.10       37,748.20       381,410.30
                                                            Prepaid                       -                                -
                                                                               -------------   -------------   --------------
                                                            Cash Paid            989,391.30      114,067.80     1,103,459.10


GREEN, SEIFTER (303118)                                     Expensed              13,547.15        5,633.22        19,180.37
-----------------------
     Unsecured Creditors' Committee Local Counsel           Unpaid/Accrued         5,613.28        5,033.16        10,646.44
                                                            Prepaid                       -                                -
                                                                               -------------   -------------   --------------
                                                            Cash Paid             16,610.87          600.06        17,210.93


US TRUSTEE (303124)                                         Expensed              91,000.00       20,500.00       111,500.00
-------------------
                                                            Unpaid/Accrued        21,500.00               -        21,500.00
                                                            Prepaid                       -                                -
                                                                               -------------   -------------   --------------
                                                            Cash Paid             91,000.00       20,500.00       111,500.00


GOLDSMITH-AGIO-HELMS (303111)                               Expensed             589,291.16               -       589,291.16
-----------------------------
                                                            Unpaid/Accrued       406,738.18      (80,149.91)      326,588.27
                                                            Prepaid                       -                                -
                                                                               -------------   -------------   --------------
                                                            Cash Paid            466,490.28       80,149.91       546,640.19


(1) GROOM LAW GROUP (303125)                                Expensed              68,082.55               -        68,082.55
----------------------------
    Benefit Plans Legal Advisor                             Unpaid/Accrued        20,000.00               -        20,000.00
                                                            Prepaid                       -                                -
                                                                               -------------   -------------   --------------
                                                            Cash Paid            119,002.94               -       119,002.94


(1) BOND, SCHOENECK & KING (303109)                         Expensed             245,613.38       55,025.18       300,638.56
-----------------------------------
    General Counsel of Agway                                Unpaid/Accrued       219,071.24       12,230.38       231,301.62
                                                            Prepaid                       -                                -
                                                                               -------------   -------------   --------------
                                                            Cash Paid            261,644.61       42,794.80       304,439.41


(1) BUCK CONSULTING (303108)                                Expensed              83,646.91               -        83,646.91
----------------------------
                                                            Unpaid/Accrued       150,923.11               -       150,923.11
                                                            Prepaid                       -                                -
                                                                               -------------   -------------   --------------
                                                            Cash Paid            188,327.60               -       188,327.60


(1) PRICEWATERHOUSE COOPERS (303105)                        Expensed             442,038.58       10,000.00       452,038.58
------------------------------------
    External Auditors                                       Unpaid/Accrued       298,437.18       10,000.00       308,437.18
                                                            Prepaid                       -                                -
                                                                               -------------   -------------   --------------
                                                            Cash Paid            696,101.40               -       696,101.40


(1) SUTHERLAND, ASBILL & BRENNAN (303112)                   Expensed              48,580.08        2,349.00        50,929.08
-----------------------------------------
    SEC Legal Counsel                                       Unpaid/Accrued        66,913.68      (43,463.86)       23,449.82
                                                            Prepaid                       -                                -
                                                                               -------------   -------------   --------------
                                                            Cash Paid             55,329.38       45,812.86       101,142.24


SUB-TOTAL REORGANIZATION ONLY                               Expensed           6,683,408.54    1,311,119.06     7,994,527.60
-----------------------------
                                                            Unpaid/Accrued     3,294,316.15      373,041.43     3,667,357.58
                                                            Prepaid              128,942.55               -       128,942.55
                                                                               -------------   -------------   --------------
                                                            Cash Paid          6,261,037.66      938,077.63     7,199,115.29

(1) ONLY THE REORGANIZATION PORTION OF THE MONTHLY BILLING. REMAINDER OF BILLING LISTED UNDER NON-REORG CHAP 11 PROFESSIONALS.

                       AGWAY, INC. REORGANIZATION ACTIVITY
                               AS OF JANUARY 2004



NON-REORGANIZATION CHAPTER 11                                                   YEAR-TO-DATE                    YEAR-TO-DATE
PROFESSIONAL FEES                                                                 DECEMBER         JANUARY         JANUARY
                                                                                  BALANCE         ACTIVITY         BALANCE
                                                                                -------------   -------------   --------------
(2) GROOM LAW GROUP (303125)                                 Expensed                      -                                -
----------------------------
    Benefit Plans Legal Advisor                              Unpaid/Accrued                -                                -
                                                             Prepaid                       -                                -
                                                                                -------------   -------------   --------------
                                                             Cash Paid                     -               -                -


(2) BOND, SCHOENECK & KING (303109)                          Expensed             160,806.55       31,177.64       191,984.19
-----------------------------------
    General Counsel of Agway                                 Unpaid/Accrued                -                                -
                                                             Prepaid                       -                                -
                                                                                -------------   -------------   --------------
                                                             Cash Paid            160,806.55       31,177.64       191,984.19


(2) BUCK CONSULTING (303108)                                 Expensed               6,837.20               -         6,837.20
----------------------------
                                                             Unpaid/Accrued                -                                -
                                                             Prepaid                       -                                -
                                                                                -------------   -------------   --------------
                                                             Cash Paid              6,837.20               -         6,837.20


(2) PRICEWATERHOUSE COOPERS (303105)                         Expensed                      -                                -
------------------------------------
    External Auditors                                        Unpaid/Accrued                -                                -
                                                             Prepaid                       -                                -
                                                                                -------------   -------------   --------------
                                                             Cash Paid                     -               -                -


(2) SUTHERLAND, ASBILL & BRENNAN (303112)                    Expensed              35,557.34               -        35,557.34
-----------------------------------------
    SEC Legal Counsel                                        Unpaid/Accrued                -                                -
                                                             Prepaid                       -                                -
                                                                                -------------   -------------   --------------
                                                             Cash Paid             35,557.34               -        35,557.34


(2) PROFESSIONAL SERVICES                                    Expensed                      -                                -
--------------------------
    State Street (303123)                                    Unpaid/Accrued                -                                -
                                                             Prepaid                       -                                -
                                                                                -------------   -------------   --------------
                                                             Cash Paid                     -               -                -


TOTAL NON-REORG CHAP 11 PROFESSIONALS                        Expensed             203,201.09       31,177.64       234,378.73
-------------------------------------
                                                             Unpaid/Accrued                -               -                -
                                                             Prepaid                       -               -                -
                                                                                -------------   -------------   --------------
                                                             Cash Paid            203,201.09       31,177.64       234,378.73
                                                                                =============   =============   ==============
(2) NON-REORGANIZATION PORTION OF MONTHLY BILLING.

TOTAL REORG AND NON-REORG CHAP 11 PROFESSIONALS              Expensed           6,886,609.63    1,342,296.70     8,228,906.33
-----------------------------------------------
                                                             Unpaid/Accrued     3,294,316.15      373,041.43     3,667,357.58
                                                             Prepaid              128,942.55               -       128,942.55
                                                                                -------------   -------------   --------------
                                                             Cash Paid          6,464,238.75      969,255.27     7,433,494.02
                                                                                =============   =============   ==============



                      AGWAY, INC. REORGANIZATION ACTIVITY
                               AS OF JANUARY 2004


UNSECURED CREDITORS' COMMITTEE                                                  YEAR-TO-DATE                    YEAR-TO-DATE
  MEMBER EXPENSE REIMBURSEMENT                                                    DECEMBER         JANUARY         JANUARY
                                                                                  BALANCE         ACTIVITY         BALANCE
                                                                                -------------   -------------   --------------
RONALD D. SPIERING (303119)                                  Expensed                 607.30                           607.30
---------------------------
                                                             Unpaid/Accrued                -               -                -
                                                             Prepaid                       -                                -
                                                                                -------------   -------------   --------------
                                                             Cash Paid                607.30               -           607.30


ROBERT L. KELLER (303120)                                    Expensed                      -                                -
-------------------------
                                                             Unpaid/Accrued                -                                -
                                                             Prepaid                       -                                -
                                                                                -------------   -------------   --------------
                                                             Cash Paid                     -               -                -


WILLIAM T. SCHAUER (303121)                                  Expensed                 624.42                           624.42
---------------------------
                                                             Unpaid/Accrued                -               -                -
                                                             Prepaid                       -                                -
                                                                                -------------   -------------   --------------
                                                             Cash Paid                624.42               -           624.42


RICHARD C. EMPERT (303122)                                   Expensed                 710.74                           710.74
--------------------------
                                                             Unpaid/Accrued                -               -                -
                                                             Prepaid                       -                                -
                                                                                -------------   -------------   --------------
                                                             Cash Paid                710.74               -           710.74


TOTAL UNSECURED CREDITORS' COMMITTEE                         Expensed               1,942.46               -         1,942.46
------------------------------------
 MEMBER EXPENSE REIMBURSEMENT                                Unpaid/Accrued                -               -                -
-----------------------------
                                                             Prepaid                       -               -                -
                                                                                -------------   -------------   --------------
                                                             Cash Paid              1,942.46               -         1,942.46
                                                                                =============   =============   ==============

                       AGWAY, INC. REORGANIZATION ACTIVITY
                               AS OF JANUARY 2004

                                                                                YEAR-TO-DATE                    YEAR-TO-DATE
OTHER EXPENSES                                                                    DECEMBER         JANUARY         JANUARY
                                                                                  BALANCE         ACTIVITY         BALANCE
                                                                                -------------   -------------   --------------
PROFESSIONAL SERVICES                                        Expensed           1,057,800.00       93,600.00     1,151,400.00
---------------------
    Incentives, Severance & Payroll Costs                    Unpaid/Accrued     1,057,800.00       93,600.00     1,151,400.00
                                                             Prepaid                       -                                -
                                                                                -------------   -------------   --------------
                                                             Cash Paid                     -               -                -


PROFESSIONAL SERVICES                                        Expensed                      -                                -
---------------------
    Robinson, Lerer & Montgomery (303103)                    Unpaid/Accrued                -                                -
                                                             Prepaid                       -                                -
                                                                                -------------   -------------   --------------
                                                             Cash Paid                     -               -                -


PROFESSIONAL SERVICES                                        Expensed               6,311.18       84,588.42        90,899.60
---------------------
    Taylor & Ives, Inc.                                      Unpaid/Accrued                -                                -
    HSBC(Sac Valley Pension)                                 Prepaid                       -                                -
                                                                                -------------   -------------   --------------
                                                             Cash Paid              6,311.18       84,588.42        90,899.60


PROFESSIONAL SERVICES                                        Expensed              50,849.15       16,295.74        67,144.89
---------------------
    Feed (000510)                                            Unpaid/Accrued                -                                -
    CPG (000060)                                             Prepaid                       -                                -
                                                                                -------------   -------------   --------------
                                                             Cash Paid             50,849.15       16,295.74        67,144.89


PROFESSIONAL SERVICES                                        Expensed                      -               -                -
---------------------
    Feed Environmental (303126)                              Unpaid/Accrued        81,400.00               -        81,400.00
                                                             Prepaid                       -                                -
                                                                                -------------   -------------   --------------
                                                             Cash Paid            109,820.00               -       109,820.00


PROFESSIONAL SERVICES                                        Expensed             344,168.77       40,000.00       384,168.77
---------------------
    State Street (303123)                                    Unpaid/Accrued       133,064.31               -       133,064.31
                                                             Prepaid                       -                                -
                                                                                -------------   -------------   --------------
                                                             Cash Paid            251,104.46       40,000.00       291,104.46


PROFESSIONAL SERVICES                                        Expensed                      -                                -
---------------------
    AgriCapital (303107)                                     Unpaid/Accrued                -               -                -
                                                             Prepaid                       -                                -
                                                                                -------------   -------------   --------------
                                                             Cash Paid                     -               -                -


PRINTING                                                     Expensed              11,255.75               -        11,255.75
--------
    Quartier (303113)                                        Unpaid/Accrued                -                                -
    Merrill Communications                                   Prepaid                       -                                -
                                                                                -------------   -------------   --------------
                                                             Cash Paid             11,255.75               -        11,255.75


POSTAGE                                                      Expensed                      -       59,865.30        59,865.30
-------
    Donlin Recano (303104)                                   Unpaid/Accrued                -                                -
    Quartier (303113)                                        Prepaid                       -                                -
                                                                                -------------   -------------   --------------
                                                             Cash Paid                     -       59,865.30        59,865.30


WEB UPDATING                                                 Expensed                      -                                -
------------
    RWAY Communications (303114)                             Unpaid/Accrued                -                                -
                                                             Prepaid                       -                                -
                                                                                -------------   -------------   --------------
                                                             Cash Paid                     -               -                -


TELECONFERENCING                                             Expensed               1,394.76                         1,394.76
----------------
    MCI WorldCom (303117)                                    Unpaid/Accrued                -                                -
                                                             Prepaid                       -                                -
                                                                                -------------   -------------   --------------
                                                             Cash Paid              1,394.76               -         1,394.76


TRAVEL                                                       Expensed               8,778.50        1,441.70        10,220.20
------
    CPG (000060)                                             Unpaid/Accrued                -               -                -
    Corporate (000000)                                       Prepaid                       -                                -
                                                                                -------------   -------------   --------------
                                                             Cash Paid              8,778.50        1,441.70        10,220.20


CONFERENCE & MEETINGS - MEALS                                Expensed               2,664.37          165.46         2,829.83
-----------------------------
    Fine Host                                                Unpaid/Accrued                -                                -
                                                             Prepaid                       -                                -
                                                                                -------------   -------------   --------------
                                                             Cash Paid              2,664.37          165.46         2,829.83


CONFERENCE & MEETINGS                                        Expensed                      -                                -
---------------------
    OnCenter                                                 Unpaid/Accrued                -                                -
                                                             Prepaid                       -                                -
                                                                                -------------   -------------   --------------
                                                             Cash Paid                     -               -                -


(GAIN)/LOSS ON INVESTMENTS                                   Expensed             197,199.60               -       197,199.60
--------------------------
    Write-Off of Ag Processing Equity Allocation             Unpaid/Accrued                -                                -
                                                             Prepaid                       -                                -
                                                                                -------------   -------------   --------------
                                                             Cash Paid            197,199.60               -       197,199.60


TOTAL OTHER EXPENSES                                         Expensed           1,680,422.08      295,956.62     1,976,378.70
--------------------
                                                             Unpaid/Accrued     1,272,264.31       93,600.00     1,365,864.31
                                                             Prepaid                       -               -                -
                                                                                -------------   -------------   --------------
                                                             Cash Paid            639,377.77      202,356.62       841,734.39
                                                                                =============   =============   ==============

GRAND TOTAL OF ALL EXPENSES                                  Expensed           8,568,974.17    1,638,253.32    10,207,227.49
---------------------------
                                                             Unpaid/Accrued     4,566,580.46      466,641.43     5,033,221.89
                                                             Prepaid              128,942.55               -       128,942.55
                                                                                -------------   -------------   --------------
                                                             Cash Paid          7,105,558.98    1,171,611.89     8,277,170.87
                                                                                =============   =============   ==============


Total Restructuring\Reorganization                           Expensed           8,365,773.08    1,607,075.68     9,972,848.76
                                                             Unpaid/Accrued     4,566,580.46      466,641.43     5,033,221.89
                                                             Prepaid              128,942.55               -       128,942.55
                                                                                -------------   -------------   --------------
                                                             Cash Paid          6,902,357.89    1,140,434.25     8,042,792.14
                                                                                =============   =============   ==============


Total Non-Restructuring\Reorganization                       Expensed             203,201.09       31,177.64       234,378.73
                                                             Unpaid/Accrued                -               -                -
                                                             Prepaid                       -               -                -
                                                                                -------------   -------------   --------------
                                                             Cash Paid            203,201.09       31,177.64       234,378.73

                                                                                =============   =============   ==============

                                       26